INVENTORIES	12 Months Ended
Mar. 31, 2018
Inventory Disclosure [Abstract]
INVENTORIES

5. INVENTORIES

Inventories at March 31, 2017 and 2018 are as follows:

	March 31,
	2017	2018

	(Yen in millions)
Finished goods	¥142,615	¥155,020
Work in process	66,956	79,300
Raw materials and supplies	121,584	130,555

Total	¥331,155	¥364,875

Inventories are stated at the lower of cost and net realizable value. When the net realizable value is lower than its carrying amount due to a decline in profitability, the difference is recorded as a write-down in the “cost of sales” on the consolidated income statement and as a deduction of “inventories” in the consolidated balance sheet.

Kyocera recognized inventory write-downs of ¥9,215 million in fiscal 2017 and ¥28,721 million in fiscal 2018, respectively. The write-downs recognized in fiscal 2018 included ¥19,280 million of the write-down, which was recorded for ¥52,821 million of current polysilicon materials already purchased pursuant to the long-term purchase agreements in the solar energy business.

Kyocera also evaluated the future material purchase commitments under the agreements at the lower of cost and net realizable value, and recorded the write-down in an amount equivalent to the difference between net realizable value and purchase price under the agreements, which was included in “cost of sales” in Kyocera’s consolidated income statements for the year ended March 31, 2018. The following table shows the remaining balance of future commitments, the amount of the write-down and its location in the consolidated balance sheet at March 31, 2018.

	Presentation on consolidated Balance Sheet	Remaining balance	Amount of write-down
	(Yen in millions)
The remaining balance of future commitments to be purchased in the year ending March 31, 2019	Other current liabilities	¥60,100	¥18,340
The remaining balance of future commitments to be purchased in the year ending March 31, 2020 and 2021	Other non-current liabilities	54,305	12,545

Total		¥114,405	¥30,885